MAINSTAY FUNDS TRUST

MainStay MacKay International Opportunities Fund

(the “Fund”)

Supplement dated February 28, 2021 (“Supplement”) to the
Summary Prospectus and Prospectus, each dated February 28, 2021, as supplemented,

and

Statement of Additional Information, dated
February 28, 2021, as supplemented (“SAI”)

Important Notice Regarding Changes to Name and Investment Policies

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectus, Prospectus and SAI.

At meetings held on January 21, January 25 and February 3, 2021, the Board of Trustees (“Board”) of MainStay Funds Trust (“Trust”) considered and approved, among other related proposals: (i) appointing Wellington Management Company LLP (“Wellington”) as the Fund’s subadvisor, and the related subadvisory agreement; (ii) changing the Fund’s name and adopting a non-fundamental “names rule” investment policy; (iii) modifying the Fund’s principal investment strategies, investment process and primary benchmark; (iv) reducing the Fund’s contractual management fee; and (v) establishing an expense cap for Class I shares of the Fund.

On or about February 9, 2021, shareholders of the Fund received an information statement containing further information regarding the subadvisor change.

As a result, unless otherwise indicated below, effective on or about March 5, 2021, the following changes will be made to the Summary Prospectus, Prospectus and SAI:

1.	Name Change. The name of the Fund is changed to MainStay WMC International Research Equity Fund.

2.	Subadvisor Change. References to MacKay Shields LLC (“MacKay”) as Subadvisor to the Fund are replaced by Wellington, as appropriate.

3.	Fees and Expenses of the Fund and Example. The Fund’s fees and expenses table and example are updated to reflect the following:

(a)	The contractual management fee rate is reduced from 1.10% to 0.75% on all assets.

(b)	New York Life Investment Management LLC ("New York Life Investments") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed 0.86% of the average daily net assets of Class I shares of Fund. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

4.	Principal Investment Strategies. The “Principal Investment Strategies” section of the Summary Prospectus and Prospectus is deleted in its entirety and replaced with the following:

Under normal circumstances, the Fund invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities of foreign companies, including securities of emerging market country issuers. Generally, an issuer of a security is considered to be a foreign issuer based on the issuer's "country of risk," as determined by a third-party service provider such as Bloomberg. Wellington Management Company LLP, the Fund’s Subadvisor (the “Subadvisor”), has discretion to determine the countries considered to be emerging market countries, including taking into consideration a variety of factors, such as the development of a country’s financial and capital markets, and inclusion of a country in an index representative of emerging markets.

The Subadvisor seeks to develop a portfolio that is generally broadly diversified across issuers, industries, countries, and styles. The Fund may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers. The Subadvisor will invest in small, mid, and large capitalization companies and may invest in issuers that are considered to be either growth stocks or value stocks.

Investment Process: The Subadvisor allocates the portfolio’s assets across a variety of industries, selecting companies in each industry based on its proprietary research. In analyzing a prospective investment for the Fund, the Subadvisor utilizes a “bottom-up” approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of a variety of factors, including the company’s business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of valuation and growth potential. The Subadvisor may also give consideration to certain environmental, social, and governance (“ESG”) criteria when evaluating an investment opportunity. The Subadvisor may consider selling a security when it believes the stock has become overvalued relative to its underlying fundamentals, when the company does not meet the Subadvisor’s expectations or when the Subadvisor believes the underlying thesis for holding the stock has changed.

5.	Principal Risks. The “Principal Risks” section of the Summary Prospectus is revised as follows:

(a)	The “Portfolio Management Risk” is deleted and replaced with the following:

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. The Subadvisor may give consideration to certain ESG criteria when evaluating an investment opportunity. The application of ESG criteria may result in the Fund (i) having exposure to certain securities or industry sectors that are significantly different than the composition of the Fund's benchmark; and (ii) performing differently than other funds and strategies in its peer group that do not take into account ESG criteria or the Fund's benchmark.

(b)	The “Short Selling and Short Exposure Risk” and “Derivatives Risk” are deleted in their entirety with respect to the Fund.

6.	Past Performance. The “Past Performance” section of the Summary Prospectus and Prospectus is revised as follows:

(a)	The first paragraph is revised to include the following:

The Fund has selected the MSCI ACWI® ex USA Index as a replacement for the MSCI EAFE as its primary benchmark because it believes that the MSCI ACWI® (All Country World Index) ex USA Index is more reflective of its principal investment strategies. The MSCI ACWI® Ex USA Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. The Fund has selected the MSCI EAFE® Index as secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America.

(b)	The following is added to the end of the third paragraph:

Effective March 5, 2021, the Fund replaced its subadvisors and modified its principal investment strategies. The past performance in the bar chart and table prior to that date reflects the Fund’s prior subadvisor and principal investment strategies.

7.	Management. The “Management” section of the Summary Prospectus and Prospectus is deleted in its entirety and replaced with the following:

New York Life Investment Management LLC serves as the Fund’s Manager. Wellington Management Company LLP serves as the Subadvisor. The individuals listed below are primarily responsible for the day-to-day portfolio management of the Fund.

Subadvisor	Portfolio Manager	Portfolio Service Date
Wellington Management Company LLP	Jonathan G. White, Managing Director	Since March 2021
	Mary L. Pryshlak, Senior Managing Director	Since March 2021

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8.	More About Investment Strategies and Risks. The following is inserted as the fourth bullet to the “ESG Considerations” in the “More About Investment Strategies and Risks” section of the Prospectus:

Wellington: Wellington may give consideration to ESG criteria including, but not limited to, climate mitigation and resilience, corporate culture, as well as executive compensation and senior-level succession planning.

9.	Who Manages Your Money? The section of the Prospectus entitled “Who Manages Your Money?”, the following description of Wellington is added and the existing description of MacKay is amended to remove reference to the Fund:

Wellington Management Company LLP has its principal offices at 280 Congress Street, Boston, MA 02210. As of December 31, 2020, Wellington had over $1 trillion of assets under management.

10.	Portfolio Manager Biographies. The section of the Prospectus entitled “Portfolio Manager Biographies” is amended to include the following biographies for Jonathan G. White and Mary L. Pryshlak, and delete the biographies for Ping Wang and Rui Tang. Any and all references to Mssrs. Wang and Tang are deleted in their entirety.

Jonathan G. White, CFA	Mr. White is a Managing Director and the Director of the Research Portfolios for Investment Research group at Wellington. He joined Wellington in 1999 and has 26 years of investment management experience. Mr. White received his MBA, magna cum laude, from Babson College (Olin, 2002) and his BBA in finance, cum laude, from the University of Massachusetts (1994). Additionally, he holds the Chartered Financial Analyst designation.
Mary L. Pryshlak, CFA

Ms. Pryshlak is a Senior Managing Director and Head of the Investment Research group at Wellington. She joined Wellington in 2004 and had 27 years of investment management experience. Ms. Pryshlak received her BA in economics and French from Rutgers College (1993). She also holds the Chartered Financial Analyst designation and is a member of the Association of Insurance and Financial Analysts (AIFA), the CFA Institute, and the CFA Society Boston.

Portfolio Transition and Related Expenses. In order to implement the new principal investment strategies and investment process described above, the Fund is expected to experience a high level of portfolio turnover. This portfolio transition period may take a significant amount of time and result in the Fund holding large amounts of uninvested cash. As a result, there may be times when the Fund is not pursuing its investment objective or is not being managed consistent with its investment strategies as stated in the Prospectus. This may impact the Fund’s performance. The Fund will bear the direct transaction costs associated with the Fund’s transition. New York Life Investments and Wellington will take steps to minimize direct and indirect transaction expenses associated with the Fund transition.

Tax Impact. As mentioned in Portfolio Transition and Related Expense above, the Fund may experience a significant turnover of portfolio holdings and realize significant realized gains which, in accordance with Internal Revenue Service requirements, would be distributed to shareholders as capital gain distributions. These distributions would be paid in December 2021. As of October 31, 2020, the fiscal year end of the Fund, the Fund had net unrealized gains of $2,728,641. The ultimate gain or loss on sale of the underlying securities is determined based upon the sales price which fluctuates daily based upon the stock market. Shareholders should contact their tax advisor to assess the impact of this transition to their overall tax status.

11.	MAINSTAY WMC INTERNATIONAL RESEARCH EQUITY FUND: PRIOR PERFORMANCE OF SIMILAR ACCOUNTS

The performance data for the Wellington International Research Equity All Country Broad Composite is provided to illustrate the past performance of Wellington, the MainStay WMC International Research Equity Fund’s Subadvisor, in managing all accounts that have an investment objective, strategies and policies substantially similar to the Fund (the “Composite”). You should not consider the performance data as a prediction or an indication of future performance of the Fund or the performance that one might achieve by investing in the Fund. The performance of the Fund may be better or worse than the performance of the Composite due to, among other things, differences in portfolio holdings, sales charges, fees and expenses, asset sizes and cash flows between the Fund and the accounts comprising the Composite. If the performance had been adjusted to reflect the Fund’s fees and expenses, returns would have been lower than those shown.

Wellington has managed discretionary accounts with investment objectives, strategies and policies substantially similar to the investment objective, strategies and policies of the Fund since February 1993. Mary Pryshlak and Jonathan White are the current portfolio managers of the accounts. The accounts are managed by 221 of Wellington’s 551 global industry analysts, under the overall supervision of Mary Pryshlak, Director, Investment Research. Jonathan White, Director, Research Portfolios has broad oversight for the day-to-day operations of the Global Industry Research product platform and Solutions Portfolio Manager Staci Jackson works with the analysts to implement their investment ideas and to ensure the structural integrity of the portfolio. The accounts are not registered investment companies and as such are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act, and the Internal Revenue Code, to which the Fund, as a registered investment company, is subject. If the accounts were subject to all the requirements and limitations applicable to the Fund, the Composite’s performance might have been adversely affected.

1As of 12/31/2020.

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The performance of the Composite is compared against the MSCI All Country World ex-USA Index, the Composite’s and the Fund’s primary benchmark. Wellington Management Company believes that the MSCI All Country World ex-USA Index aligns with the Fund’s core non-U.S. equity positioning. The MSCI All Country World ex-USA Index is a free float-adjusted market capitalization weighted index that captures large and mid cap representation across Developed Markets countries, excluding the US, and Emerging Markets countries. The MSCI All Country World ex-USA Index is unmanaged and it is not possible to invest directly in an index.

The net and gross of fees performance reflect the deduction of all trading expenses and the reinvestment of dividends and other earnings. Net performance is presented after deduction of all fees and expenses, including management fees. Gross of fee performance does not reflect deductions of advisory fees or other expenses that may be incurred in the management of the account.

AS EXPLAINED ABOVE, THE HISTORICAL PERFORMANCE OF THE COMPOSITE IS NOT THAT OF THE FUND, IS NOT A SUBSTITUTE FOR THE FUND’S PERFORMANCE AND IS NOT NECESSARILY INDICATIVE OF ANY FUTURE RESULTS.

The Fund’s actual performance may differ significantly from the past performance of the Composite.

Calendar Year Returns	Performance Net of Fees	Performance Gross of Fees	MSCI All Country World ex-USA Index (Gross)
2020	11.00%	11.83%	11.13%
2019	22.98%	23.89%	22.13%
2018	-14.24%	-13.58%	-13.77%
2017	31.62%	32.59%	27.77%
2016	1.70%	2.47%	5.01%
2015	-0.08%	0.68%	-5.25%
2014	-4.47%	-3.75%	-3.44%
2013	21.13%	22.03%	15.78%
2012	15.62%	16.48%	17.39%
2011	-13.43%	-12.77%	-13.33%

Annualized Returns as of 12/31/2020
1 Year	11.00%	11.83%	11.13%
5 Years	9.40%	10.22%	9.44%
10 Years	6.14%	6.93%	5.40%
Since Inception (1/31/1993)*	8.60%	9.41%	7.58%
Since Inception (12/31/2009)*	6.93%	7.73%	6.11%

*Additional disclosure: The composite has an uninterrupted performance track record from February 1, 1993 to September 30, 2009, a "performance gap" from October 1, 2009 to November 30, 2009, and an uninterrupted performance track-record from December 1, 2009 to present.

Note: The Composite is composed of five or fewer discretionary accounts. The accounts included in the Composite were valued by third party pricing services throughout the period. The accounts are not registered with the SEC. Performance for the Composite has been calculated in a manner that differs from the performance calculations the SEC requires for registered funds. Composite returns are calculated in compliance with the Global Investment Performance Standards (“GIPS®”) on a trade date basis, and include accrued income and capital gains. The above performance data are provided solely to illustrate the Subadvisor’s experience in managing an investment strategy substantially similar to that of the Fund. Other methods of computing returns may produce different results, and the results for different periods will vary.

12.	Investment Policies Related to Fund Name. The section of the SAI entitled “Non-Fundamental Investment Policies Related to Fund Name” is revised to reflect the Fund’s adoption of the following non-fundamental “names rule” investment policy:

To invest, under normal circumstances, at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

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